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                                                                   Exhibit 10.15

                             AMENDMENT NO. 1 TO THE
                    ADMINISTRATION AND LIQUIDATION AGREEMENT


     AMENDMENT NO. 1 dated as of October 30, 2000 (this "Amendment No. 1") to the Administration and Liquidation Agreement dated as of August 7, 2000 by and between Calypso Management LLC ("Calypso"), a Delaware limited liability company, and Harbor Global Company Ltd., a Bermuda limited duration company ("Harbor Global") (the "Agreement"). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Agreement.

     WHEREAS, Section 6 of the Agreement refers to an Employment Agreement by and between Calypso and Stephen G. Kasnet entered into as of the same date of the Agreement (the "Employment Agreement"); and

     WHEREAS, Section 10 of the Agreement refers to an Escrow Agreement entered into as of the same date of the Agreement by and among Harbor Global Company Ltd., Calypso Management LLC, Stephen G. Kasnet and State Street Bank and Trust Company (the "Escrow Agreement"); and

     WHEREAS, (i) the Escrow Agreement was executed as of October 24, 2000, (ii) the Employment Agreement was executed as of August 8, 2000, and (iii) prior to the execution of the Escrow Agreement, HGC Ltd. ("HGC") was added as an additional party; and

     WHEREAS, the parties hereto desire to amend Sections 6 and 10 of the Agreement in accordance with Section 12 to reflect (i) the execution of the Employment Agreement as of August 8, 2000, (ii) the execution of the Escrow Agreement as of October 24, 2000 and (iii) the addition of HGC as a party to the Escrow Agreement;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The sixth sentence of the first paragraph of Section 6 of the Agreement is hereby replaced in its entirety by the following:

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     "The Company shall reimburse Calypso, as incurred and in accordance with the Annual Plan, for expenses incurred in the performance of the Services (including the compensation payable with respect to Messrs. Kasnet and Hunter pursuant to Section 3 and salaries and other remuneration of employees of Manager serving with the Company and, to the extent earned, including the Signing and Retention Bonus (as defined in the Employment Agreement dated as of August 8, 2000 by and between Calypso and Mr. Kasnet (the "Employment Agreement"))."

     2. The first sentence of the first paragraph of Section 10 of the Agreement is hereby replaced in its entirety with the following:

     "This Agreement together with the Employment Agreement and the Escrow Agreement dated as of October 24, 2000 by and among the Company, Calypso, Mr. Kasnet, State Street Bank and Trust Company and HGC Ltd. constitute the entire agreement between the parties hereto with regard to the subject matter hereof, superceding all prior understandings and agreements whether written or oral."

     3. This Amendment No. 1 shall be effective as of the date hereof, and except as set forth herein, the Agreement remains in full force and effect and is otherwise unaffected and unaltered by this Amendment No. 1.

     4. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. A facsimile or photocopy of an executed counterpart of this Amendment No. 1 shall be sufficient to bind the party or parties whose signature(s) appear thereon.


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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Employment Agreement as of the date first written above.


                                   HARBOR GLOBAL COMPANY LTD.



                                    /s/ Stephen G. Kasnet
                                   ---------------------------------------------
                                   By:  Stephen G. Kasnet
                                        President and Chief Executive Officer



                                   CALYPSO MANAGEMENT LLC



                                     /s/ Stephen G. Kasnet
                                   ---------------------------------------------
                                   By:  Stephen G. Kasnet
                                        President and Chief Executive Officer

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